Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Phone1Globalwide, Inc. (the "Company") on Form 10-KSB for the year ending March 31, 2004, as filed with the Securities and Exchange Commission on June 29, 2004, amended by Amendment No. 1, (the "Report"), the undersigned, Dario Echeverry and Syed Naqvi, Chief Executive Officer and Chief Executive Officer, respectively, certify, pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Dario Echeverry
                                                     ---------------------------
                                                     Dario Echeverry
                                                     Chief Executive Officer

                                                     /s/ Syed Naqvi
                                                     ---------------------------
                                                     Syed Naqvi
                                                     Chief Financial Officer